UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2018

RenaissanceRe Holdings Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-014-1974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Renaissance House 12 Crow Lane, Pembroke Bermuda	HM 19
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (441) 295-4513
Not Applicable
(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.
On December 18, 2018, RenaissanceRe Holdings Ltd. (the "Company") issued a press release announcing the creation, with Dutch pension fund manager PGGM, of Vermeer Reinsurance Ltd. to provide capacity focused on risk remote layers in the U.S. property catastrophe market. A copy of the press release is furnished herewith as Exhibit 99.1.
The information in Item 7.01 of this Form 8-K and Exhibit 99.1 hereto is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 99.1 Press release dated December 18, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.

Date:	By:	/s/ Stephen H. Weinstein
December 18, 2018		Stephen H. Weinstein
Senior Vice President, Group General Counsel and Corporate Secretary